Exhibit 99.1

DESCRIPTION OF OUR COMMON STOCK

General

Except as otherwise indicated or unless the context requires otherwise, all references herein to the “Company,” “we,” “us,” “our” and similar terms refer to Coca-Cola Consolidated, Inc.

The description below summarizes certain general terms and provisions of our Common Stock. In addition, the description below summarizes certain general terms and provisions of our Class B Common Stock and Class C Common Stock. These summaries are subject to, and are qualified in their entirety by reference to: (i) our Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”); (ii) our Amended and Restated By-laws (the “Amended and Restated By-laws”); (iii) the certificate of designations filed by us with respect to shares of any series of preferred stock which may be issued subsequent to the date hereof; and (iv) the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”). We encourage you to review complete copies of the Restated Certificate of Incorporation and the Amended and Restated By-laws, which we have filed with the U.S. Securities and Exchange Commission.

Our authorized capital stock consists of:

•	30,000,000 shares of Common Stock, par value of $1.00 per share;

•	10,000,000 shares of Class B Common Stock, par value of $1.00 per share;

•	20,000,000 shares of Class C Common Stock, par value of $1.00 per share;

•	50,000 shares of Convertible Preferred Stock, par value of $100.00 per share;

•	50,000 shares of Non-Convertible Preferred Stock, par value of $100.00 per share; and

•	20,000,000 shares of Preferred Stock, par value of $0.01 per share.

As of February 15, 2019, we had issued and outstanding: (i) 7,141,447 shares of Common Stock and (ii) 2,213,018 shares of Class B Common Stock. As of February 15, 2019, there were no shares of Class C Common Stock issued and outstanding and no shares of any series of preferred stock issued and outstanding.

The outstanding shares of Common Stock and Class B Common Stock are fully paid and nonassessable.

Voting Rights

Except to the extent otherwise provided by law, holders of Common Stock, Class B Common Stock and Class C Common Stock vote together as a single voting group on any matters brought before our stockholders. Holders of Common Stock are entitled to one (1) vote per share on all such matters, while holders of Class B Common Stock are entitled to twenty (20) votes per share on all such matters and holders of Class C Common Stock are entitled to one-twentieth (1/20) vote per share on all such matters. None of our Common Stock, Class B Common Stock or Class C Common Stock possesses any cumulative voting rights under the Restated Certificate of Incorporation.

Under the Restated Certificate of Incorporation, we may not alter or change the relative rights, preferences, privileges, restrictions, dividend rights, voting powers or other powers of our Common Stock, Class B Common Stock or Class C Common Stock without approval by the holders of each class of stock to be adversely affected thereby (voting as a separate class). Such approval requires the affirmative vote of not less than two-thirds (2/3) of all the votes entitled to be voted by the holders of each such class of stock. In the case, however, of a proposed increase in the authorized number of shares of Common Stock, Class B Common Stock or Class C Common Stock, the Restated Certificate of Incorporation requires the affirmative vote of a majority of all the votes entitled to be voted by the holders of Common Stock, Class B Common Stock and Class C Common Stock, voting together as a single class.

Dividends

General

Subject to any prior rights of holders of shares of any then-outstanding series of preferred stock, and to the provisions regarding relative dividend rights discussed below, holders of all three classes of our common stock are entitled to receive dividends when, as and if declared by our board of directors out of funds legally available therefor.

Relative Dividend Rights

Holders of Common Stock are entitled to receive such dividends, including stock dividends, if any, in such amounts and at such rates per share as may be declared by our board of directors out of funds legally available therefor. Holders of Class B Common Stock are entitled to receive such dividends, including stock dividends, if any, in such amounts and at such rates per share as may be declared by our board of directors out of funds legally available therefor; provided, however, that any such dividends may not exceed any such dividends declared and paid to holders of Common Stock. Dividends declared and paid to holders of Common Stock may exceed any dividends declared and paid to holders of Class B Common Stock. A dividend of shares may be declared and paid in Common Stock to holders of Common Stock and in Class B Common Stock to holders of Class B Common Stock, if the number of shares paid per share to holders of Common Stock and Class B Common Stock is the same.

Any dividends declared and paid to holders of Common Stock and Class C Common Stock must be equal in amount or value and may exceed, but not be less than, any such dividends declared and paid to holders of Class B Common Stock. Dividends of shares of Common Stock may be paid to holders of Common Stock and Class C Common Stock only, or to holders of all classes of our common stock if the number of shares paid per share to such holders is the same. Similarly, dividends of shares of Class B Common Stock may be paid to holders of Common Stock and Class C Common Stock only, or to holders of all classes of our common stock if the number of shares paid per share to such holders is the same. Dividends of shares of Class C Common Stock may be paid to holders of Common Stock and Class C Common Stock only, or to holders of all classes of our common stock if the number of shares paid per share to such holders is the same. Additionally, a dividend of Common Stock may be paid to holders of Common Stock simultaneously with a dividend of Class B Common Stock to holders of Class B Common Stock and a dividend of Class C Common Stock to holders of Class C Common Stock, provided that the number of shares paid per share to holders of each such class is the same.

If only shares of Class B Common Stock and Class C Common Stock are outstanding, then a dividend of shares of Common Stock, Class B Common Stock or Class C Common Stock may be declared and paid to holders of Class C Common Stock only, or to holders of Class B Common Stock and Class C Common Stock if the number of shares paid per share to such holders is the same, provided that a dividend of shares of Class B Common Stock may be declared and paid to holders of Class B Common

Stock while holders of Class C Common Stock receive shares of Common Stock or Class C Common Stock if the number of shares paid per share to such holders is the same. Additionally, if only shares of Class B Common Stock and Class C Common Stock are outstanding, then a dividend of shares of Common Stock or Class B Common Stock may be declared and paid to holders of Class B Common Stock only, provided that a dividend of shares of Common Stock or Class C Common Stock is declared and paid to holders of Class C Common Stock and the number of shares paid per share to such holders is the same.

If only shares of Common Stock and Class C Common Stock are outstanding, then a dividend of shares of Common Stock, Class B Common Stock or Class C Common Stock may be declared and paid to holders of Common Stock and Class C Common Stock if the number of shares paid per share to such holders is the same. Additionally, if only shares of Common Stock and Class C Common Stock are outstanding, then a dividend of shares of Common Stock may be declared and paid to holders of Common Stock and a dividend of shares of Class C Common Stock may be declared and paid to holders of Class C Common Stock if the number of shares paid per share to such holders is the same.

Preemptive Rights

Generally, holders of Common Stock, Class B Common Stock and Class C Common Stock do not have any preemptive or other rights to subscribe for additional shares of any class of our common stock.

Liquidation Rights

The Restated Certificate of Incorporation provides that, in the event of our liquidation or dissolution, or a winding up of our affairs, whether voluntary or involuntary, or in the event of our merger or consolidation, no distributions will be made to holders of any class of our common stock until after payment or provision for payment of our debts or liabilities, plus any amounts payable to holders of shares of any then-outstanding series of preferred stock. After we make such payments (or provisions therefor), holders of our Common Stock, Class B Common Stock and Class C Common Stock would be entitled to share ratably (i.e., an equal amount of assets for each share of such stock) in the distribution of our remaining assets.

Conversion Rights

Shares of Common Stock and Class C Common Stock do not possess any conversion rights. Shares of Class B Common Stock are convertible, at the option of the holder and without the payment of any additional consideration to us, into shares of Common Stock on a one share for one share basis by such holder providing written notice of the request for conversion to the Company. Shares of Class B Common Stock are not convertible into shares of Class C Common Stock.

Transferability and Public Trading Market

There are no restrictions on the transferability of shares of Common Stock, Class B Common Stock or Class C Common Stock. Our Common Stock is listed and traded on the NASDAQ Global Select Market under the symbol “COKE.” Neither our Class B Common Stock nor our Class C Common Stock is currently listed for trading on any securities exchange or authorized for quotation in an interdealer quotation system of a registered national securities association. As neither our Class B Common Stock nor our Class C Common Stock are registered, shares of such classes may be “restricted securities” under the federal securities laws, depending on certain facts and circumstances associated with such shares.

Transfer Agent and Registrar

The transfer agent and registrar for our Common Stock and Class B Common Stock is American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219.

Other Factors

Provision Regarding Redemption or Call of Class C Common Stock

The Restated Certificate of Incorporation specifically provides that shares of Class C Common Stock shall not be made subject to any redemption or call by us.

Stock Splits and Reverse Stock Splits

The Restated Certificate of Incorporation provides that, except for dividends of our stock, which are governed by the provisions described above, shares of Class B Common Stock outstanding at any time shall not be split up or subdivided, whether by stock distribution, reclassification, recapitalization or otherwise, so as to increase the number of shares thereof issued and outstanding, unless at the same time the shares of Common Stock are split up or subdivided in like manner, in order to maintain the same proportionate equity ownership (i.e., the same proportion of shares held by each class) between the holders of Common Stock and Class B Common Stock as existed on the record date of any such transaction.

The Restated Certificate of Incorporation also provides that, except for dividends of our stock, if shares of Common Stock and Class B Common Stock outstanding at any time are split or subdivided, whether by stock distribution, reclassification, recapitalization or otherwise, so as to increase the number of shares thereof issued and outstanding, then the shares of Class C Common Stock shall be split or subdivided in like manner, in order to maintain the same proportionate equity ownership (i.e., the same proportion of shares held by each class) among the holders of Common Stock, Class B Common Stock and Class C Common Stock as existed on the date prior to such split or subdivision. Similarly, if shares of Class C Common Stock are split or subdivided in any manner, then all other outstanding classes of our common stock shall be proportionately split or subdivided.

In the case of reverse splits, the Restated Certificate of Incorporation provides that shares of Common Stock outstanding at any time shall not be reverse split or combined, whether by reclassification, recapitalization or otherwise, so as to decrease the number of shares thereof issued and outstanding, unless at the same time the shares of Class B Common Stock are reverse split or combined in like manner, in order to maintain the same proportionate equity ownership (i.e., the same proportion of shares held by each class) between the holders of Common Stock and Class B Common Stock as existed on the record date of any such transaction.

The Restated Certificate of Incorporation also provides that if shares of Common Stock and Class B Common Stock outstanding at any time are reverse split or combined, whether by reclassification, recapitalization or otherwise, so as to decrease the number of shares thereof issued and outstanding, then the shares of all other classes of our common stock shall be reverse split or combined in like manner, in order to maintain the same proportionate equity ownership (i.e., the same proportion of shares held by each class) among the holders of Common Stock, Class B Common Stock and Class C Common Stock as existed on the date prior to such reverse split or combination. Similarly, if shares of Class C Common Stock are reverse split or combined in any manner, then all other outstanding classes of our common stock shall be proportionately reverse split or combined.

Anti-Takeover Effects of Delaware Law, the Restated Certificate of Incorporation and the Amended and Restated By-laws

Certain provisions of the DGCL, the Restated Certificate of Incorporation and the Amended and Restated By-laws may have the effect of delaying, deferring or preventing another person from acquiring control of the Company, including takeover attempts that might result in a premium over the market price for the shares of Common Stock.

Delaware Law

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the time that the person became an “interested stockholder,” unless:

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before the person became an “interested stockholder,” the board of directors of the corporation approved either the transaction that would result in a “business combination” or the transaction which resulted in the stockholder becoming an “interested stockholder”;

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upon consummation of the transaction which resulted in the stockholder becoming an “interested stockholder,” the “interested stockholder” owned at least 85% of the voting stock of the corporation that was outstanding at the time the transaction commenced. For purposes of determining the number of shares outstanding, shares owned by directors who are also officers of the corporation and shares owned by employee stock plans, in specified instances, are excluded; or

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at or after the time the person became an “interested stockholder,” the “business combination” is approved by the board of directors of the corporation and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the “interested stockholder.”

A “business combination” is defined generally to include mergers or consolidations between a Delaware corporation and an “interested stockholder,” transactions with an “interested stockholder” involving the assets or stock of the corporation or any majority-owned subsidiary, transactions which increase an “interested stockholder’s” percentage ownership of stock of the corporation or any majority-owned subsidiary, and receipt by the “interested stockholder” of various financial benefits provided by or through the corporation or any majority-owned subsidiary. In general, an “interested stockholder” is defined as any person or entity that is the beneficial owner of 15% or more of a corporation’s outstanding voting stock or is an affiliate or associate of the corporation and was the beneficial owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date of determination if such person is an “interested stockholder.”

A Delaware corporation may opt out of this provision with an express provision in its original certificate of incorporation or an express provision in its certificate of incorporation or by-laws resulting from a stockholders’ amendment approved by at least a majority of the outstanding voting shares. However, we have not opted out of this provision. The statute could prohibit or delay mergers or other takeover or change-in-control attempts and, accordingly, may discourage attempts to acquire us.

The Restated Certificate of Incorporation and the Amended and Restated By-laws

The Restated Certificate of Incorporation and the Amended and Restated By-laws contain the following provisions that could have the effect of delaying, deferring or preventing a change in control of the Company:

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Amendment to the Restated Certificate of Incorporation. The Restated Certificate of Incorporation contains enhanced voting requirements for stockholders to amend certain provisions of the Restated Certificate of Incorporation.

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Amendment to the Amended and Restated By-laws. The Amended and Restated By-laws contain enhanced voting requirements for stockholders to amend, alter, change or repeal certain provisions of the Amended and Restated By-laws.

•	Advance Notification. The Amended and Restated By-laws contain advance notice requirements for stockholder proposals and director nominations.

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Issuance of Preferred Stock. The Restated Certificate of Incorporation gives our board of directors the authority to issue, without stockholder approval, preferred stock with designations and rights that the board may determine.

•	No Cumulative Voting. Neither the Restated Certificate of Incorporation nor the Amended and Restated By-laws provide for cumulative voting in the election of directors.

Limitations of Liability and Indemnification of Directors and Officers

Section 145 of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful, except that, in the case of an action by or in the right of the corporation, no indemnification may be made in respect of any claim, issue or matter as to which such person is adjudged to be liable to the corporation, unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper. The Amended and Restated By-laws provide that we will indemnify our directors and officers to the fullest extent permitted by law.

Section 102(b)(7) of the DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for unlawful payment of dividends or purchase or redemption of shares; or (iv) for any transaction from which the director derived an improper personal benefit. The Restated Certificate of Incorporation contains a provision which eliminates the personal liability of our directors for monetary damages for breaches of fiduciary duties to the fullest extent permitted by the DGCL.

Section 145 of the DGCL also permits a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation. We maintain directors’ and officers’ liability insurance for our directors and officers, as permitted in the Amended and Restated By-laws.